CONNECTICUT BANK OF COMMERCE
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CREDIT AGREEMENT


         CREDIT AGREEMENT dated this 11th day of April 2001 by and between ELECTRONIC HARDWARE CORP., a New York corporation, with its principal place of business at 320 Broad Hollow Road, Farmingdale, New York 11735 (the "Borrower") (telecopier number (631) 752-1971), and CONNECTICUT BANK OF COMMERCE, a commercial bank organized under the laws of the state of Connecticut with an office located at 90 Broad Street, New York, New York 10004-2290 (telecopier number (212) 859-5771) (the "Bank").

I.       Loans

(a) During the term of this Agreement, the Bank hereby agrees, subject to the terms and conditions set forth herein, to make loans to the Borrower ("Loans") on a revolving basis up to a sum which will not, in the aggregate, exceed the lesser of: (i) ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000); or (ii) the sum of: (A) up to 80% of the net face amount (net face amount means the gross amount of the applicable receivable net of taxes charged thereon, cash, trade or similar discounts) of the Borrower's domestic Eligible Accounts
Receivable (as hereinafter defined); plus (B) up to 50% of Eligible Finished Goods Inventory (as hereinafter defined); provided, that Loans outstanding against Eligible Finished Goods Inventory shall not at any time exceed the lesser of (1) $500,000, or (2) Loans outstanding against domestic Eligible Accounts Receivable; plus (C) up to 70% of the Knock-Down Liquidation Value of Equipment (as hereinafter defined); provided, that Loans outstanding against the Knock-Down Liquidation Value of Equipment shall not at any time exceed the lesser of (1) $500,000, or (2) Loans outstanding against domestic Eligible Accounts Receivable (the sum of (A), (B) and (C) is hereinafter referred to as the "Borrowing Base").

     For purposes of this Agreement, the following terms shall have the following meanings.

     "Collateral" shall mean and include the collective reference to the Collateral (as such term is defined in the Security Agreements (as hereinafter defined), as such Security Agreements may be amended, modified, restated, supplemented, updated or renewed from time to time), including, without limitation, all additions and substitutions thereto and all products and proceeds thereof.

     "Consolidated Companies" shall mean the Borrower, the Parent and the Corporate Guarantors.

     "Eligible Accounts Receivable" shall mean and include all accounts not more than 90 days from the billing date which are, in the Bank's sole discretion, acceptable to the Bank, which arise out of the Borrower's bona fide sale of goods, which conform to the representations and warranties of the Borrower contained herein and which at all times continue to be acceptable to the Bank in its exclusive judgment. The Bank's determination of whether an account is an Eligible Account Receivable, may include, without limitation, a review of cross-agings, concentrations and dilution. As used in this Agreement, the terms "accounts" or "accounts receivable" shall include, without limitation, all accounts, book debts, notes, acceptances, drafts, contract rights, choses in action and chattel paper. Notwithstanding anything to the contrary contained in this Agreement, no account arising out of or created pursuant to a Government Contract (as hereinafter defined) shall be an Eligible Accounts Receivable unless and until the Bank shall have received (i) fully executed Assignments of Government Contracts (as hereafter defined) and all other Government Contract Assignment Documents (as hereinafter defined) with respect thereto, requested by

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the Bank, all of which shall be in full force and effect, and (ii) an opinion of the Borrower's counsel in form and substance satisfactory to the Bank and its counsel, and which shall include, among other things, an opinion to the effect that each of the Assignments of Government Contracts and related Government Contract Assignment Documents are in full force and effect, effective to assign to the Bank all of the Borrower's right, title and interest in and to all monies due and to become due under the subject Government Contract.

     "Eligible Finished Goods Inventory" shall mean and include finished goods inventory of the Borrower held for sale or lease in the ordinary course of the Borrower's business which are (a) finished goods in which the Bank has a first priority, perfected security interest, (b) not subject to a Lien in favor of any other Person (as hereinafter defined), (c) of good and merchantable quality, (d) located at one of the locations set forth on Schedule I to the Borrower Security Agreement (as hereinafter defined), and (e) otherwise acceptable to the Bank in its sole discretion.

     "Liens" shall mean and include any mortgage, pledge, hypothecation, assignment, lien, claim, charge, security interest, or encumbrance of any kind or nature whatsoever.

     "Knock-Down Liquidation Value of Equipment" shall mean and include the knock-down liquidation value of the Borrower's owned machinery and equipment as set forth in the Appraisal (as hereinafter defined), less all such machinery and equipment (a) disposed of by the Borrower, (b) damaged, destroyed, impaired, or deteriorated (reasonable wear and tear excepted) and (c) deemed unacceptable by the Bank in its sole and absolute discretion.

     "Tangible  Net Worth"  shall mean and  include the  tangible  net worth (as determined in accordance with generally accepted accounting principles consistently applied) of the Consolidated Companies, including the non-current portion of loans subject to the Debt Subordination Agreements, but excluding, in any event, all intangible assets (as determined in accordance with generally accepted accounting principles consistently applied) and loans and advances by the Borrower to affiliates (as hereinafter defined) and other related parties.

     "Parent" shall mean ChinaB2Bsourcing.com, Inc., a Delaware corporation, and the owner of all of the issued and outstanding shares of the Borrower.

The proceeds of the Loans shall be used solely for the following purposes: (i) the working capital purposes of the Borrower in the ordinary course of the Borrower's business, and (ii) on the date hereof, to repay certain indebtedness of the Borrower and the Parent to Harry Goodman and David Kassel, as approved by the Bank.

     All Loans shall be payable on April ____, 2003 (the "Termination Date"); provided, however, that the Borrower shall be immediately required to make payments to the Bank in reduction of the Loans to the Borrowing Base or the Sublimits (as hereinafter defined) in the event the amount of Loans outstanding exceeds the Borrowing Base or Loans outstanding against Eligible Finished Goods Inventory and/or Loans against the Knock-Down Liquidation Value of Equipment exceed the Sublimits set forth in the first paragraph of Section 1(a) of this Agreement (collectively, the "Sublimits"). In the event the Bank for any reason honors requests for an Overadvance (as hereinafter defined), such Overadvances shall be made in the sole discretion of the Bank and subject to any additional terms as the Bank shall determine. For purposes of this Agreement, "Overadvance" shall mean a Loan extended to the Borrower which after giving effect to such Loan causes total Loans outstanding to exceed the Borrowing Base and "Overadvances" shall mean the aggregate amount of the outstanding Loans made pursuant to this Section I(a) which exceeds the Borrowing Base or which exceed the Sublimits.


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

     (b) In no event shall the Bank be obligated to make any Loans to the Borrower until the following conditions precedent have been fulfilled (to the satisfaction of the Bank):

        (i)      The Borrower shall have executed and delivered to the Bank:

               (A) A Note evidencing the Loans in the form of Exhibit A hereto (the "Note");


               (B) A Security Agreement in form and substance satisfactory to the Bank (the "Borrower Security Agreement");


               (C) Appropriate Uniform Commercial Code financing statements in order to enable the Bank to perfect and preserve its security interest in the Collateral (as defined in the Borrower Security Agreement); and

               (D) A Funds Transfer Agreement relating to wire transfers in form and substance satisfactory to the Bank (the "Funds Transfer Agreement").

          (ii) Each of the Parent, International Plastic Technologies, Inc., a Delaware corporation, and Compact Disc Packaging Corp., a Delaware corporation (each a "Corporate Guarantor" and collectively the "Corporate Guarantors"), and Andrew Franzone, Harry Goodman and David L. Kassel (each an "Individual
Guarantor" and collectively the "Individual Guarantors") (the Corporate Guarantors and the Individual Guarantors are sometimes hereinafter referred to individually as a "Guarantor" and collectively as the "Guarantors") shall have executed and delivered to the Bank a guarantee (each a "Guarantee" and collectively the "Guarantees") in form and substance satisfactory to the Bank, guaranteeing the Obligations to the extent set forth in the Guarantees;

          (iii) Each Corporate Guarantor shall have executed and delivered to the Bank:

               (A)    A   Security   Agreement   in  form  and   substance
          satisfactory to the Bank (each "Guarantor Security Agreement" and collectively the "Guarantor Security Agreements") (the Borrower Security Agreement and the Guarantor Security Agreements are sometimes hereinafter referred to individually as a "Security Agreement" and collectively as the "Security Agreements"); and

               (B)     Appropriate   Uniform   Commercial  Code  financing
          statements in order to enable the Bank to perfect and preserve its security interest in the Collateral (as defined in the Guarantor Security Agreements).

           (iv) The Borrower shall have delivered to the Bank an Opinion of Counsel in form and substance satisfactory to the Bank.

          (v) The Borrower shall have delivered to the Bank copies of the Borrower's property and casualty insurance policies and general liability policies, naming the Bank as a loss payee and additional insured (including the Bank's form of loss payee endorsement signed by the issuer of the policy), all in form and substance satisfactory to the Bank.

          (vi)     The Bank shall have received copies of the following:

               (A) the certificates of incorporation of the Borrower and each Corporate Guarantor, certified by the Secretaries of State of their respective states of incorporation;

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

               (B) the by-laws of the Borrower and each Corporate Guarantor, certified by their respective secretaries;

               (C) all corporate and shareholder action taken by the Borrower to authorize the execution, delivery and performance of this Agreement, the Note, the Borrower Security Agreement and the other Loan Documents executed by it and the transactions contemplated hereby, certified by its secretary;

               (D) all corporate and shareholder action taken by the Corporate Guarantors to authorize the execution, delivery and performance of their respective Guarantees, Guarantor Security Agreements and the other Loan Documents executed by them and the transactions contemplated thereby, certified by their respective secretaries;

               (E) good standing certificates as of a recent date with respect to the Borrower and each Corporate Guarantor from the Secretaries of State of their respective states of incorporation and each other state and jurisdiction in which the Borrower and/or the Corporate Guarantors are qualified or should by law be qualified to do business; and

               (F) an incumbency certificate (with specimen signatures) with respect to the Borrower and each Corporate Guarantor.

          (vii) The Bank shall have received UCC-3 termination statements and other release documents as shall have been required by the Bank.

          (viii) The Borrower shall have paid to the Bank $15,000 in payment of the first installment of the $30,000 nonrefundable earned origination fee (the "Origination Fee") required hereunder. The Origination Fee shall be considered earned in its entirety as of the date hereof. The remaining $15,000 installment of the Origination Fee shall be payable on the first anniversary date of this Agreement.

          (ix) Each of the respective officers of the Borrower shall have executed and delivered to the Bank a Debt Subordination Agreement in form and substance satisfactory to the Bank (the "Debt Subordination Agreements").

          (x) Long Island Development Corporation shall have executed and delivered to the Bank an Intercreditor Agreement in form and substance satisfactory to the Bank (the "Intercreditor Agreement").

          (xi) Steven Sgammato and each successor chief financial officer shall have executed and delivered to the Bank a validity guaranty of accounts (the "Validity Guaranty").

          (xii) With respect to Loans requested to be made against a Government Contract, (A) the Borrower shall have executed and delivered to the Bank, for each contract between the Borrower and the United States of America and/or each agency, department or instrumentality thereof (the "Government Contract"), an assignment of all amounts due and to become due thereunder (the "Assignment of Government Contracts"), and all other documents and instruments necessary or desirable, in each case in the Bank's sole discretion, to effect the foregoing assignment in accordance with the federal Assignment of Claims Act and all other provisions of applicable law (collectively, the "Government Contract Assignment Documents"); (B) the Government Contract shall be in full force and effect in accordance with its terms and shall not have been declared, in whole or part, null or void, nor shall any person have claimed or challenged the validity or enforceability of any term thereof; (C) the Bank shall have received the

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

     notice of assignment of each such Government Contract each of which shall have been duly acknowledged by the United States of America and each such required agency, department and instrumentality thereof, and all other documents, instruments, acknowledgments, notices and agreements necessary or desirable in the Bank's sole discretion; and (D) all actions shall have been taken that are necessary or desirable, in the Bank's sole discretion, in connection with all of the preceding.

          (xiii) The Bank shall have received a listing and a knock-down liquidation value appraisal of all machinery and equipment owned by the Borrower from a qualified appraiser acceptable to the Bank, which appraisal shall be in form and substance satisfactory to the Bank (the "Appraisal").

          (xiv) All written statements, documents and other information furnished by or on behalf of the Borrower and its affiliates to the Bank, its agents and representatives, with regard to their respective businesses, operations, condition and character and the transactions contemplated by this Agreement and the other Loan Documents shall have been true, complete and correct in all respects, shall include all facts with regard to such businesses, operations, condition, character and transactions, and shall not contain any untrue statement of any fact or omit any fact necessary to make the statements therein not misleading.

          (xv) The Bank shall have completed its legal and other due diligence review of the Borrower and its affiliates and the Bank shall not have discovered any fact, event or condition which in the Bank's sole judgment makes it inadvisable for it to consummate the transactions contemplated by this Agreement and the other Loan Documents.

          (xvi) Since September 30, 2000 no adverse change in the condition or operations, financial or otherwise, of the Borrower or any Guarantor shall have occurred.

          (xvii) All legal and other matters incident to the Loans and the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Bank and its counsel.

     (c)   (i)             Interest  on Loans,  including,  without  limitation,
     overdrafts of the Borrower's deposit account with the Bank, shall be at the Borrowing Rate (as hereinafter defined). For purposes of this Agreement, "Borrowing Rate" shall mean a rate of one and three-quarters percent (1-3/4%) per annum above the rate established from time to time by the Bank as its prime commercial lending rate (the "Prime Rate"; such Prime Rate is not necessarily the lowest rate charged by the Bank to its most credit-worthy customers), adjusted as and when the Prime Rate changes, but in no event in excess of the maximum permitted under applicable law. Interest on the Loans shall be computed on the basis of a 360-day year on the first day of each month for the preceding month. Such interest shall be paid monthly in arrears on the first day of each month and shall be charged on the average daily outstanding balances of the Loans outstanding during the preceding month.

                 (ii) In the  event  that the  Borrower  fails to timely pay any interest or principal hereunder when due or upon the occurrence of any Event of Default (hereinafter defined) hereunder, such unpaid principal or interest shall accrue interest thereafter at a rate of three percent (3%) per annum above (A) the Borrowing Rate, or (B) with respect to
     Overadvances,the  Overadvance  rate  set  forth  below  (the  "Post-Default
     Rate").

               (iii) The Bank may charge the Borrower's or any Guarantor's accounts with the Bank for all interest and other charges and expenses. Any change in the Borrowing Rate or the Post-Default Rate hereunder shall be effective as of the date of the Prime Rate change. The Bank shall endeavor

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

     to provide written notice of such change to the Borrower, but the failure to provide such notice shall not in any way affect the effectiveness of such change.

               (iv) In the event the Bank elects to make an Overadvance or an Overadvance is otherwise made, interest thereon shall accrue at a rate of three and three-quarters percent (3-3/4%) above the Prime Rate. In addition, the Borrower shall pay to the Bank a flat fee of one percent (1%) of the maximum amount of any Overadvance on the date of such Overadvance.

     (d) Each time the Borrower seeks a Loan it shall deliver such schedules and assignments of accounts receivable and such supporting and substantiating documents as the Bank shall require in form and substance satisfactory to the Bank, including without limitation, inventory schedules and aging reports, copies of the Borrower's invoices billed to its account debtors or their equivalent. Failure to provide any of the foregoing shall in no way affect, diminish, modify or otherwise limit the Liens and security interests granted herein.

     (e) The Bank shall render a monthly statement of its accounts with the Borrower. If the Borrower fails to object to the statement within thirty (30) days after it is given, it shall be deemed to be an account stated and binding upon the Borrower.

     (f) For purposes of this Agreement, an "account debtor" shall mean a Person, firm or corporation indebted to the Borrower as a result of the creation of an account receivable. If an account debtor fails or refuses to pay the sum due to the Borrower when due, the Borrower shall pay the Bank the amount of such account to the extent such failure to pay results in an Overadvance, but the Bank shall retain its Lien and security interest therein.

     (g) Until the Bank shall have advised the Borrower to the contrary and to the extent the Borrower receives payments directly from its account debtors, the Borrower shall collect all accounts receivable as agent for the Bank and hold the collections in trust as trustee of an express trust until it delivers the collections in kind to the Bank.

     (h) The Bank shall give credit for all collections four (4) business days (a business day is a day on which the Bank is open for business during its usual hours and offering substantially all its services) after the receipt and deposit thereof.

     (i)The Bank may (i) advise the Borrower's account debtors of the assignment of an account to the Bank, (ii) contact the Borrower's account debtors to obtain verification of the account and (iii) advise the Borrower's account debtors to make direct payment of accounts receivable to the Bank.

     (j) The Bank may apply the proceeds of collection and all other payments to such of the Obligations (as such term is defined below) and in such manner as it shall select. For purposes of this Agreement, "Obligations" shall mean all indebtedness, liabilities and obligations of the Borrower of any kind or nature whatsoever to the Bank, including, without limitation, with respect to principal and interest on the Loans and all fees arising hereunder; and all other debts of the Borrower to the Bank, no matter how or when arising, whether fixed or contingent, whether present or future, including overdrafts in its deposit account with the Bank.

     (k) This Agreement shall terminate immediately without notice upon the occurrence of any Event of Default (as hereinafter defined) in Section V(e) of this Agreement and shall terminate, at the Bank's option, upon the occurrence of any other Event of Default (after giving effect to any required notice, lapse or time, or both) hereunder, or the breach of any term or condition contained in any other Loan Document and shall be binding upon the Borrower until the Termination Date. This Agreement may be renewed for periods of time up to one

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year after the  Termination  Date unless one party gives  notice to the other of its intention not to renew, by registered mail, not less than sixty (60) days prior to the Termination Date or the expiration of any renewal period, if any, after the Termination Date, and if such notice is so given this Agreement shall terminate on the Termination Date or at the expiration of such renewal period, as the case may be, subject to earlier termination by the Bank as herein otherwise provided. In the event that the Bank agrees to renew this Agreement, such renewal will only be effective upon payment by the Borrower of an annual renewal fee equal to one percent (1%) of the maximum amount of the credit facility being renewed. Subject to the Bank's right to terminate this Agreement upon the occurrence of an Event of Default as provided above, in the event this Agreement is renewed, this Agreement shall continue in full force and effect subject to termination by either party at any time upon sixty (60) days prior written notice to the other party. Upon termination of this Agreement, the Obligations shall become immediately due and payable, but the Bank's security interests and other Liens and rights and remedies shall remain in force until all of the Obligations are paid in full, and the Borrower shall continue to comply with all terms of this Agreement.

     (l) The Bank may pay or discharge other Liens upon the Collateral, and any sums so expended shall become part of the Obligations and charged to the Borrower's account.

     (m) The Borrower shall pay to the Bank the following fees for services, each subject to amendment from time to time, and the Bank agrees to give the Borrower written notice of any such amendment, provided that the failure of the Bank to give such notice shall not in any way affect the effectiveness of such amendment:

          (i) Wire transfer fees- $25 per transfer (subject to such changes in such fees determined by the Bank in its sole discretion from time to time after the date hereof);

          (ii) Internal transfer fees- $5 per transfer (subject to such changes in such fees determined by the Bank in its sole discretion from time to time after the date hereof); and

          (iii) All other fees shall be at the rates in effect from time to time in accordance with the Bank's Commercial Banking Schedule.

     (n) Payment of principal and interest hereunder may be prepaid at any time without penalty in whole or in part.

II.      Security Interest in Collateral

         The Obligations shall be secured in accordance with the terms and conditions of, among other things, the Guarantees, the Security Agreements, the Assignment of Government Contracts and the Validity Guaranty.

III.     Representations and Warranties

         The Borrower hereby represents and warrants to the Bank as follows:

     (a) The Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction where the nature of its activities or the character of its properties make such qualification necessary. Exhibit B hereto sets forth a true and complete list of the owners of all of the issued and outstanding shares of the capital stock of the Borrower. All of the foregoing shares have been duly and validly issued, are

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fully paid and non-assessable,  and are owned free and clear of any Lien. Except as set forth on Exhibit B, there are no outstanding warrants, options, contracts or commitments of any kind entitling any Person (as hereinafter defined) to purchase or otherwise acquire any shares of capital stock of the Borrower nor are there outstanding any securities that are convertible into or exchangeable for any shares of capital stock or other equity interests of the Borrower. Except as set forth in Exhibit B, the Borrower has no subsidiaries or affiliates. For purposes of this Agreement, the term "affiliate" shall mean as to any person, firm or other legal entity (each, a "Person") any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided, that, in any event any Person that owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

     (b) The Borrower maintains its chief executive office and its books and records relative to its accounts at the address set forth at the beginning of this Agreement.

      (c) This Agreement, the Note, the Security Agreements, the Guarantees, the DebtSubordination Agreements, Validity Guaranty, the Assignments of Government Contracts, the Funds Transfer Agreement and each other document, instrument, certificate or agreement executed in connection herewith and therewith (all of the foregoing, as the same may be amended, modified, restated, supplemented, updated or renewed from time to time, are referred to collectively as the "Loan Documents") have each been duly executed and delivered and each constitutes the valid and legally binding obligation of the Borrower and the Guarantors that are parties thereto, fully enforceable in accordance with its terms.

     (d) The execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to which it is a party, and the granting of the Liens upon the Collateral will not violate any provision of law or governmental regulation and will not conflict with or result in a breach of any order, writ, injunction or decree of any court or governmental instrumentality, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower or create a default under any agreement, bond, note or indenture to which the Borrower is a party or by which it is bound.

     (e) The Borrower has full corporate power and authority to execute, deliver and perform this Agreement, the Note and all other Loan Documents to which it is a party, all of which have been duly authorized by all necessary corporate action.

     (f) Each Corporate Guarantor is duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction where the nature of its activities or the character of its properties make such qualification necessary. Each Guarantor has the requisite power and authority to execute, deliver and perform his or its Guarantee and the other Loan Documents to which he or it is a party, such Guarantee and other Loan Documents to which he or it is a party have been duly executed and delivered and each constitutes the valid and legally binding obligation of the party thereto, fully enforceable in accordance with its terms. The execution, delivery and performance by each Guarantor of his or its respective Guarantee and the other Loan Documents to which he or it is a party will not violate any provision of law or governmental regulation and will not conflict with or result in a breach of any order, writ, injunction or decree of any court or governmental instrumentality, domestic or foreign or the certificate of incorporation or by-laws of the Corporate Guarantors, or create a default under any agreement, bond, note or indenture to which any Guarantor is a party or by which he or it is bound.

     (g) No transaction giving rise to an account has violated or will violate any applicable foreign, federal, state or local law, rule or ordinance.

     (h)    Except where required by statute, none of the accounts is subject to
terms  prohibiting   assignment  or  requires  notice  of  or  consent  to  such assignment.

     (i) The Borrower is the lawful owner of the Collateral, free and clear of all Liens, except those in favor of the Bank and Liens set forth of Schedule III(i).

     (j) All accounts represent fully completed bona fide transactions which require no further act on the Borrower's part to make such accounts payable by the account debtors and the accounts are not subject to any offsets or counterclaims and do not represent an obligation of any affiliate or subsidiary of the Borrower, or the federal government or any branch or agency thereof.

     (k) All inventory of the Borrower (i) is not subject to a security interest or other Lien, in favor of any Person other than the Bank and as described in the Intercreditor Agreement, (ii) is of good and merchantable quality and saleable in nrmal course business (i.e. not subject to a discount or close-out) and (iii) has been owned by the Borrower for not more than two years.

     (l) All financial statements heretofore submitted by the Borrower to the Bank are true and correct and there has been no material adverse change in the Borrower's or any Guarantor's condition, financial or otherwise, since the date of the latest of such statements.

     (m)   Each of the Borrower and the Guarantors is solvent.

     (n) Neither the Borrower nor any Guarantor is in default under any agreement, ordinance resolution, decree, bond, note, indenture, order or judgment to which any of them is a party or by which any of them is bound, or any other agreement or instrument by which any of the properties or assets owned by any of them or used in the conduct of their respective businesses is affected. The Borrower and the Guarantors have each complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable environmental laws and regulations.

     (o) Except as set forth on Schedule III(o) annexed hereto, there are no outstanding judgments, actions or proceedings, including, without limitation, any environmental proceedings, ___ pending before any court or governmental authority, bureau or agency, with respect to or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any Guarantor, involving, in the case of any court proceeding, a claim in excess of $20,000, nor, to the best of the Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding that is probable of assertion, nor are there any such actions or proceedings in which the Borrower or any Guarantor is a plaintiff or complainant.

     (p) The Borrower owns or is licensed to use all trademarks, trade names, copyrights, other proprietary rights and intellectual property necessary to the present conduct of its business and operations. Exhibit C sets forth a true and complete list of all such intellectual property.

     (q) The Borrower has all necessary licenses, permits and governmental authorizations to own and operate its properties and to carry on its business as now conducted.

     (r) The Borrower has not, within the six year period immediately preceding the date of this Agreement, changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any person, firm, corporation or other legal entity, except as set forth on
Schedule III(r) annexed hereto.

     (s) The proceeds of the Loans are not being, and will not be, used,directly or indirectly, for the purpose of purchasing or carrying any margin stock within the meaning of regulations promulgated by the Board of Governors of the Federal Reserve System.

     (t) Neither the Borrower nor any affiliate of the Borrower is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal
Power Act, the Investment Company Act of 1940, or any other statute or regulation which regulates Indebtedness for borrowed money.

     (u) The fiscal year of the Borrower and the Corporate Guarantors ends on the last Friday in December.

     (v) Schedule III(v) annexed hereto sets forth a complete list of all indebtedness of the Borrower and the Corporate Guarantors to affiliates.

     (v) Each request for a Loan by the Borrower shall be deemed to be a continuing representation by the Borrower that the representations and warranties contained herein are true and correct as of the date of such request.

IV.      Covenants and Conditions

   (a)      The Borrower hereby agrees:

     (i) to timely execute and deliver, and to cause each Guarantor to execute and deliver, any and all documents and instruments in connection with the transactions contemplated by the Loan Documents, including, without limitation, mortgages, assignments, pledges, notices, financing statements and continuation statements, as the Bank shall reasonably require;

     (ii) to pay and discharge when due, and to cause each Guarantor to pay and discharge when due, all of their respective taxes and other obligations, and the Bank may pay any Liens upon the Collateral and any sums so expended shall become part of the Obligations and shall be charged to the Borrower's account;

     (iii) to maintain its books and records in a manner satisfactory to the Bank and to grant to the Bank, its employees, agents, accountants and attorneys access thereto for the purpose of inspection (normal, ordinary course field examinations shall be performed not more than 4 times per year) and to make extracts therefrom at all reasonable times and as often as the Bank may require, provided, however, that so long as there is no continuing Event of Default, the Bank will give the Borrower prior notice of such audit, and to pay all actual fees, costs and expenses of the Bank in connection therewith up to a maximum of $750 per day per each 12 month period during the term of this Agreement or portion thereof (the "Audit Expense Limits"), plus travel expenses; provided, that upon the occurrence and during the continuance of an Event of Default, the Audit Expense Limits shall not apply;

     (iv) to deliver to the Bank:

          (A) within one hundred five (105) days after the last day of each fiscal year of the Parent, (i) a copy of the Parent's Annual Report on Form 10-K for such fiscal year, and (ii) the audited consolidated and consolidating balance sheet of the Parent and its consolidated subsidiaries (including the Borrower) for the fiscal year then ended and related audited consolidated and consolidating statements of profit and loss and retained earnings and a reconciliation of net worth and audited consolidated and consolidating statements of cash flow for the year then ended, each prepared in accordance with generally accepted accounting principles consistently applied in reasonable detail without qualification or limitation by a certified public accountant mutually acceptable to the Borrower and the Bank (the "Accountant") and accompanied by a no-default certificate from the Parent in the form of Exhibit D hereto;

          (B) within sixty (60) days after the last day of each of the first three fiscal quarters of the Parent, (i) the Parent's Quarterly
     Report on Form 10-Q for such fiscal quarter, and (ii) the foregoing financial statements for the Parent and its consolidated subsidiaries for the fiscal quarter then ended, each prepared in accordance with generally accepted accounting principles consistently applied in reasonable detail and prepared and reviewed by the Accountant and accompanied by a no-default certificate from the Parent in the form of Exhibit D hereto;

          (C) within sixty (60) days after the last day of each calendar month the foregoing financial statements for the Parent and its consolidated subsidiaries for the month then ended, each prepared in accordance with generally accepted accounting principles consistently applied in reasonable detail and prepared by the chief financial officer of the Parent and accompanied by a no-default certificate from the Parent in the form of Exhibit D hereto;

          (D) by May 30 of each year, and within sixty (60) days of the renewal, if any, of this Agreement, the personal financial statements of the Individual Guarantors, completed on the Bank's form of personal financial statement;

          (E) if requested by the Bank, copies of any reports submitted to the Borrower by its Accountant in connection with any annual or interim audit or review of the books of the Borrower conducted by the Accountant;

          (F) at least sixty (60) days prior to each anniversary of this Agreement, annual financial projections of the Parent and its consolidated subsidiaries (including the Borrower) in a form acceptable to the Bank; and

          (G) copies of all federal, state and local tax returns of the Borrower, within thirty (30) days after such tax returns have been filed with the applicable governmental authorities.

     (v) to mark the Borrower's books and records, and to cause the Corporate Guarantors to mark their respective books and records, to evidence the Bank's Liens upon the Collateral;

     (vi) to comply, and cause its subsidiaries and the Guarantors to comply, with all applicable rules, regulations, laws or ordinances of any administrative, judicial or legislative body or official, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or any Guarantor or any of their respective affiliates;

     (vii) on demand, to pay all costs and expenses incurred by the Bank (including attorneys' fees and expenses) in perfecting, protecting or realizing upon the Collateral, or otherwise enforcing or preserving any of its rights under this Agreement and the other Loan Documents, ___ and in connection with the administration, interpretation, modification or amendment of this Agreement and the other Loan Documents. Until the Bank is so reimbursed, such costs and expenses, including interest thereon at the rate charged on the Obligations, shall become part of the Obligations;

     (viii) to maintain a Tangible Net Worth of at least $1,750,000 from the date hereof to and including December 30, 2001 and $2,000,000 at all times thereafter;

     (ix) to limit drawings and other disbursements to Andrew Franzone, David L. Kassel and/or Harry Goodman, as follows: total drawings, including without limitation, all salaries, bonuses, expense allowances and borrowings (but excluding reasonable travel, vehicle and entertainment expenses and performance bonuses) shall not exceed (A) $131,250 per calendar year in the case of Andrew Franzone, (B) $105,000 per calendar year in the case of David L. Kassel, and (C) $105,000 per calendar year in the case of Harry Goodman, plus an amount for each Person named above equal to the following amounts for the calendar years indicated: (1) for the calendar year 2001, the greater of (I) 5% of the respective amounts set forth in clauses (A), (B) and (C) above, respectively, or (II) the product of the respective amounts set forth in clauses
(A), (B) and (C) above, respectively, times the percentage increase in the Consumer Price Index for All Urban Consumers (1982-84=100) (the "Consumer Price Index") during the period from and including January 1, 2000 and to and including December 31, 2000, and (2) for each calendar year after calendar year 2000, the greater of (I) 5% of the respective amounts permitted for the immediately preceding calendar year under this Section VI(a)(ix), or (II) the product of the respective amounts permitted for the immediately preceding calendar year under this Section IV(a)(ix) times the percentage increase in the Consumer Price Index during the period from and including January 1 of such preceding calendar year to and including December 31 of such immediately calendar year.

Compliance with the covenants contained in Section IV(a)(viii) and (a)(ix) shall be determined by the Bank in its reasonable judgment based, in the Bank's discretion, on, among other things, such financial information as it shall have in its possession;

     (x) to deliver to the Bank, no later than the 15th day of each calendar month, prepared on an invoice date basis, with respect to the Borrower and each Corporate Guarantor (A) accounts receivable agings (excluding intercompany receivables), (B) accounts payable agings, and (C) inventory schedules and agings, in each case for the preceding month for the Borrower and the Corporate Guarantors, and in each case in form and substance satisfactory to the Bank;

     (xi) at its own expense, to keep and maintain the Collateral insured against all risk of loss or damage included within the meaning of the term fire, theft, vandalism, malicious mischief, explosion, sprinklers, and all other hazards and risks of physical damage included within the meaning of the term "extended coverage" in such amounts as are ordinarily insured against by other owners in similar businesses. The Borrower shall keep and maintain comprehensive general public liability insurance and property damage insurance and insurance against loss from business interruption, insuring against all risks relating to or arising from the Borrower's ownership and use of the Collateral and the Borrower's other assets and the operation of the Borrower's business. All such policies of insurance shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to the Bank. The Borrower shall deliver to the Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor upon request. All such policies of insurance (except those of public liability on which the Bank shall be named additional insured) shall contain a Lender's Loss Payable endorsement in a form satisfactory to the Bank, naming the Bank as sole loss payee thereof, and containing a waiver of warranties, and all proceeds payable thereunder shall be payable to the Bank to be applied to the Obligations;

     (xii) to maintain its and to cause the Corporate Guarantors to maintain their respective operating checking accounts with the Bank; and

     (xiii) promptly, and in any event within five business days after an officer of the Borrower obtains notice thereof, to give notice of (i) the occurrence of any event which constitutes an Event of Default and (ii) any litigation or governmental investigation or proceeding pending against the Borrower or any Guarantor involving an amount in excess of $10,000.

  (b) The Borrower will not, and will not permit any subsidiary to, nor will any Corporate Guarantor:

     (i) create, incur, assume or suffer to exist any Indebtedness (as defined herein) except (A) Indebtedness to the Bank, (B) trade payables incurred in the ordinary course of business, (C) Indebtedness covered by the Debt Subordination Agreements and the Intercreditor Agreement, and (D) Indebtedness under a loan or equipment lease incurred for the sole purpose of acquiring machinery and equipment, not to exceed $50,000 in the aggregate during each fiscal year;

     (ii) create, assume or suffer to exist any Lien upon any of the Collateral or any other property of the Borrower, whether now owned or hereafter acquired, except: (A) to the Bank in compliance with the terms of this Agreement, (B) as set forth on Schedule III(i) annexed hereto, (C) purchase money Liens securing the Indebtedness permitted under Section IV(b)(i)(D), (D) Liens in respect of its property or assets imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar liens arising in the ordinary course of business, and which do not in the aggregate detract in any material respect from the value of any of its property or assets or materially impair the use thereof in the operation of business, and (E) liens that are subordinated to the Bank's security interest pursuant to the Intercreditor Agreement;

     (iii) dissolve, reorganize, liquidate or acquire all or any substantial part of the assets or capital stock of any Person, firm, corporation or other entity or enter into any merger or consolidation with any Person, firm, corporation or other entity; (iv) sell or render services or lease property which give rise to the creation of accounts receivable, except in the regular course of business, or sell on conditional sale, sale or return, guaranteed sale or other similar arrangement;

     (v) cause, permit or suffer any change, direct or indirect, in the Borrower's capital ownership;

     (vi) make any investment in, loan to, issue any guarantee on behalf of, transfer, sell, lease or assign any assets owned by it to, or enter into any other transaction directly or indirectly with or for the benefit of, or make any payments or other distributions to, any of the Guarantors or any officer, stockholder, or affiliate of the Borrower, except (A) drawings and disbursements to the extent permitted by Section IV(a)(ix), and (B) as long as no default or Event of Default shall have occurred and be continuing or would result therefrom (including, without limitation, in respect of Section IV(a)(viii)),the Borrower may make loans to affiliates in the amount of (1) up to $225,000 in the first quarter of 2001, (2) up to $125,000 in the second quarter of 2001, (3) up to $100,000 in the third quarter of 2001 and (4) up to $50,000 in the fourth quarter of 2001;

     (vii) declare or pay any dividends or make any distribution of any kind on the Borrower's or any subsidiary's outstanding stock, or set aside any sum for any such purpose, except that (A) the Borrower or any subsidiary of the

Borrower may declare or pay any dividend payable solely in shares of its common stock, and (B) any subsidiary of the Borrower may declare or pay a dividend to the Borrower; or

     (viii) make any material change in its business, or any change in the nature of its operation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets or business except in the ordinary course of business and for a fair consideration, or dispose of any shares of its stock or any Indebtedness, whether now owned or hereafter acquired, or discount, sell, pledge, hypothecate or otherwise dispose of accounts receivable, except as provided herein and in the Security Agreement.

     (ix) form any subsidiary or transfer any of its assets or property to any subsidiary or affiliate.

V.       Events of Default

         If any one or more of the events listed below ("Events of Default") should occur, the Bank shall have no obligation to make Loans hereunder and the entire unpaid balance of the principal and all accrued but unpaid interest on the Obligations of the Borrower to the Bank shall, at the Bank's option, become immediately due and payable without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind (except for notices provided hereunder) all of which are expressly waived by the Borrower; provided, that upon the occurrence of an Event of Default listed on Section V(e) of this Agreement, all such Obligations automatically shall become immediately due and payable without notice or demand or any kind, or any action whatsoever by the Bank, all of which are hereby waived by the Borrower:

     (a) Failure to make any payment of interest, fees or principal upon the Obligations when due.

     (b) Any representation or warranty made by the Borrower or any Guarantor in this Agreement, the Security Agreements, any other Loan Document, or in any certificate, statement or report made in compliance with this Agreement, the Security Agreements or any other Loan Document shall have been false in any respect when made.

     (c) Failure by the Borrower or any Guarantor to perform (i) any term, condition or covenant contained in Section IV.(b) of this Agreement, or
(ii) any other term, condition or covenant of this Agreement, the Security Agreements, or any other Loan Document which shall remain unremedied for a period of 5 days after written notice from the Bank.

     (d) The Borrower or any Guarantor (i) fails to pay any Indebtedness when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) fails to perform or observe any term, covenant or condition of any agreement relating to such Indebtedness, if the effect of such failure to perform or observe is to permit the acceleration of the maturity of such Indebtedness, whether or not such failure is waived by the obligee of such Indebtedness, or any such Indebtedness is declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof. For purposes of this Agreement, "Indebtedness" (of any Person) shall mean all items of indebtedness which, in accordance with generally accepted accounting principles and practices, would be deemed a liability of such Person as of the date as of which such indebtedness is to be determined and shall also include all indebtedness and liabilities of others assumed or guaranteed or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness, to supply or advance sums, or otherwise.

     (e) The Borrower or any Guarantor shall convene a meeting of its or his creditors, make an assignment for the benefit of creditors, file a petition for relief in bankruptcy, have an order for relief in bankruptcy entered against it or him, petition or apply to any tribunal for or suffer the appointment of a receiver, custodian or trustee for it or him, or a substantial part of its or his properties, or shall commence any proceeding under any reorganization, arrangement, readjustment of debt, dissolution or liquidation pursuant to any law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall have been commenced against it or him any such proceedings which shall not be dismissed within 45 days; or the Borrower or any Guarantor, by any act, shall indicate its or his consent to approval of or acquiescence in any proceeding or the appointment of a receiver or custodian of or any trustee for it or him or any substantial part of its or his properties; or the Borrower or any Guarantor is generally not paying its or his debts as such debts come due.

     (f) Any Individual Guarantor shall die or be adjudged mentally incompetent by a court of competent jurisdiction or be otherwise unable to manage his affairs.

     (g) The Bank shall determine, at any time or times hereafter and in its reasonable discretion, that it is insecure with respect to the performance by any Borrower or any Guarantor, as the case may be, of all or any part of this Agreement, the Security Agreement or any other Loan Document, or the undertakings hereunder or thereunder.

     (h) There is a material adverse change in the Borrower's or any Guarantor's business or financial condition or an impairment in any material respect of the value, or an impairment in any respect of the priority, of the Bank's s Liens in the Collateral.

     (i) Any Guarantor terminates its or his guarantee, or any future shareholder of 5% or more of the issued and outstanding capital stock of the Borrower fails to execute and deliver its or his guarantee to the Bank, in form and substance satisfactory to the Bank, guaranteeing, among other things, the Obligations of the Borrower under this Agreement, or terminates such Guarantee, or any Guarantee shall, for any reason, cease to be in full force or effect, or shall be declared, in whole or in part, null and void, or any Guarantor shall so state in writing, or any Guarantor shall in any way challenge, or shall bring any proceeding which shall in any way challenge, the legal, valid, binding, or enforceable nature thereof.

     (j) Any Debt Subordination Agreement shall, for any reason, cease to be in full force or effect, or shall be declared, in whole or in part, null and void, or any party thereto other than the Bank shall fail to perform and term, condition or covenant therein, or any party thereto other than the Bank shall in any way challenge the legal, valid, binding, or enforceable nature thereof.

     (k) Any other debt or other subordination agreement contemplated hereby shall, for any reason, cease to be in full force or effect, or shall be declared, in whole or in part, null and void, or the junior creditor named therein or the Borrower or such junior creditor shall fail to perform and term, condition or covenant therein, or such junior creditor or such Borrower shall in any way challenge the legal, valid, binding, or enforceable nature thereof.

     (l) Any Security Agreement shall, for any reason, cease to be in full force or effect, or shall be declared, in whole or in part, null and void, or shall cease to create legal, valid, binding, enforceable and perfected, first priority Liens in and to the Collateral covered thereby, the Borrower or any Guarantor shall so state in writing, or the Borrower or any Guarantor shall in any way challenge, or shall bring any proceeding which shall in any way challenge the legal, valid, binding, enforceable, perfected or first priority status of such Liens.

     (m) Steven Sgammato or any successor chief financial officer terminates his Validity Guaranty, or any such Validity Guaranty shall, for any reason, cease to be in full force or effect in accordance with its terms, or shall be declared, in whole or in part, null and void, or Steven Sgammato (or such successor chief financial officer) shall so state in writing, or Steven Sgammato (or such successor chief financial officer) shall in any way challenge, or shall bring any proceeding which shall in any way challenge, the legal, valid, binding or enforceable nature thereto.

         Upon the occurrence of any one or more Events of Default, the Bank shall have, in addition to all other rights and remedies given it by this Agreement and otherwise allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, the Bank may immediately thereafter or from time to time, exercise any and all remedies granted to it under the Security Agreements and applicable law.

VI.      Miscellaneous

     (a) All notices, requests and other communications pursuant to this Agreement and the other Loan Documents shall be in writing, either by letter (delivered by hand or sent by certified or registered mail, return receipt requested), or other equivalent national overnight courier, or telecopier addressed to the parties at the addresses set forth at the beginning of this Agreement or to such other address as the parties may, from time to time, furnish to each other in writing, and in the case of the Borrower, to the attention of President, with a copy to Carl Seldin Koerner, Esq., Koerner Silberberg & Weiner, 112 Madison Avenue, 3rd Floor, New York, New York 10016, and, in the case of the Bank, to the attention of Gary S. Kendler, Senior Vice President, at the address of the Bank set forth at the beginning of this Agreement, with a copy to William D. Freedman, Esq., Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 (fax no. (212) 704-6288). Any such notice, request or communication shall be deemed to have been given on the day on which it is telecopied to such party at the telecopier number specified in the beginning of this Agreement or in this
Section VI(a), or delivered by hand upon delivery to such party at its address set forth in the beginning of this Agreement or in this Section VI(a), or, if sent by mail, on the third business day after the day deposited in the mail, postage prepaid, addressed as aforesaid, or on the first business day after the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, in each case with the cost of delivery prepaid, and addressed as aforesaid.

     (b) Each and every right granted to the Bank hereunder or under any other document delivered hereunder or in connection herewith or allowed it by law or equity shall be cumulative and may be exercised from time to time. No failure on the part of the Bank to exercise and no delay in exercising any right preclude any other future exercise thereof or the exercise of any other right.

     (c) The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse non-compliance by the Borrower with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or condition exists. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Agreement.

     (d) At any time and from time to time, upon the request of the Bank, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledge, such further documents and instruments and do such other acts and things as the Bank may reasonably request in order to fully effect the purposes of this Agreement and any other agreements, instruments, and documents delivered pursuant hereto or in connection with the Loans.

     (e) No modification or waiver of any provision of this Agreement shall be effective unless in writing, signed by the parties hereto, and if so given shall apply only to the specific instances for which given.

     (f) All agreements, representations and warranties made herein shall survive the delivery of this Agreement.

     (g) This Agreement shall be binding upon and inure to the benefit of the Bank and its successors and assigns. The rights of the Borrower under the Agreement shall not be assignable without the prior written consent of the Bank, and any purported assignment without such consent shall be void.

     (h) This Agreement, the other Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

     (i) THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION, OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, WHICH IS BROUGHT BY OR AGAINST THE BORROWER, (I) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT, (II) TO THE EXTENT THAT THE BORROWER HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS THEREIN, SUCH IMMUNITY IS HEREBY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW AND (III) AGREES NOT TO COMMENCE ANY ACTION, SUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY TRANSACTION EXCEPT IN SUCH COURT. THE BORROWER HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) THE BORROWER IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, (B) THE BORROWER IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO THE BORROWER OR ITS PROPERTY (AND FURTHER IRREVOCABLY AGREES THAT SERVICE OF PROCESS AND ALL OTHER LEGAL PROCESS MAY BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF SECTION VI.(A) ABOVE AND THAT SUCH SERVICE SHALL BE SUFFICIENT FOR ALL PURPOSES OF APPLICABLE LAW), OR (C) JURISDICTION OR VENUE FOR ANY SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM.

     (j) The Borrower hereby waives presentment, protest, notice of protest, demand, default, dishonor, notice of default and all other notices which it may otherwise be entitled to receive, except for those notices specifically provided for in this Agreement.

     (k) This Agreement and the other Loan Documents constitute the entire agreement of the parties hereto and supersede all prior agreements, whether written or oral.

     (l) The Borrower shall indemnify the Bank, its respective directors, officers, employees, attorneys, agents and affiliates against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loans and any and all transactions related to or consummated in connection with the Loans, provided, however, the Borrower will not be liable to the Bank for any loss, liabilities, damages, claims, costs and expenses resulting solely from the willful misconduct or gross negligence of the Bank.

     (m) By signing below, the Guarantors consent to the terms and conditions hereof.

     (n) This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.


                                [Page Ends Here]

         IN WITNESS WHEREOF, the parties have caused this Credit Agreement to be executed by their duly authorized representatives on the day and year first above written.

                                                  ELECTRONIC HARDWARE CORP.


                                                  By:___________________________
                                                              Title:


                                                  CONNECTICUT BANK OF COMMERCE


                                                  By:___________________________
                                                             Title:

ACCEPTED AND AGREED:

GUARANTORS:

CHINAB2BSOURCING.COM, INC.


By:________________________________
Title:


INTERNATIONAL PLASTIC TECHNOLOGIES, INC.


By:________________________________
Title:


COMPACT DISC PACKAGING CORP.


By:________________________________
Title:


-------------------------------
Andrew Franzone


-------------------------------
Harry Goodman


-------------------------------
David L. Kassel

STATE OF NEW YORK )
                                    :  SS.:
COUNTY OF NEW YORK         )

On the ____ day of April 2001 before me personally came
_________________________, to me known, who, being by me duly sworn, did depose and say that he is the _______________ of Electronic Hardware Corp., the corporation that executed this agreement; and that he signed his name thereto by authority of the board of directors of said corporation

----------------------------------
                     Notary Public


STATE OF NEW YORK )
                                    :  SS.:
COUNTY OF NEW YORK         )

On the ____ day of April 2001 before me personally came
_________________________, to me known, who, being by me duly sworn, did depose and say that he is the _______________ of ChinaB2Bsourcing.com, Inc., the corporation that executed this agreement; and that he signed his name thereto by authority of the board of directors of said corporation

----------------------------------
                     Notary Public


STATE OF NEW YORK )
                                    :  SS.:
COUNTY OF NEW YORK         )

On the ____ day of April 2001 before me personally came
_________________________, to me known, who, being by me duly sworn, did depose and say that he is the _______________ of International Plastic Technologies, Inc., the corporation that executed this agreement; and that he signed his name thereto by authority of the board of directors of said corporation

----------------------------------
                     Notary Public


STATE OF NEW YORK )
                                    :  SS.:
COUNTY OF NEW YORK         )

On the ____ day of April 2001 before me personally came
_________________________, to me known, who, being by me duly sworn, did depose and say that he is the _______________ of Compact Disc Packaging Corp., the corporation that executed this agreement; and that he signed his name thereto by authority of the board of directors of said corporation

----------------------------------
                     Notary Public

STATE OF NEW YORK )
                                    :  SS.:
COUNTY OF NEW YORK         )

On the ____ day of April 2001 before me personally came Andrew Franzone, to me known, who, being by me duly sworn, did depose and say that he is the individual who executed the foregoing instrument and that he acknowledged to me that he executed same.

----------------------------------
                     Notary Public


STATE OF NEW YORK )
                                    :  SS.:
COUNTY OF NEW YORK         )

On the ____ day of April 2001 before me personally came Harry Goodman, to me known, who, being by me duly sworn, did depose and say that he is the individual who executed the foregoing instrument and that he acknowledged to me that he executed same.

----------------------------------
                     Notary Public


STATE OF NEW YORK )
                                    :  SS.:
COUNTY OF NEW YORK         )

On the ____ day of April 2001 before me personally came David L. Kassel, to me known, who, being by me duly sworn, did depose and say that he is the individual who executed the foregoing instrument and that he acknowledged to me that he executed same.

----------------------------------
                     Notary Public


STATE OF NEW YORK )
                                    :  SS.:
COUNTY OF NEW YORK         )

On the ____ day of April 2001 before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he is the _______________ of Connecticut Bank of Commerce, the corporation that executed this agreement; and that he signed his name thereto by authority of the board of directors of said corporation

----------------------------------
                     Notary Public

                                    EXHIBIT A

                         Promissory Note of the Borrower

                                    EXHIBIT B

                         Capitalization of the Borrower

                                    EXHIBIT C

             Trademarks, Trade Names and other Intellectual Property

                                    EXHIBIT D

                             NO DEFAULT CERTIFICATE


         The undersigned hereby certifies that :

     (1) He is the chief financial officer of Electronic Hardware Corp., the borrower (the "Borrower") under that certain Credit Agreement dated ________ ___, 2001 (as amended and supplemented from time to time, the "Credit Agreement") by and among the Borrower, ___________________ and CONNECTICUT BANK OF COMMERCE (the "Bank");

     (2) The enclosed financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and such statements accurately reflect the financial position of the Borrower for the periods and as at the dates set forth in such statements;

     (3) He has reviewed the Credit Agreement and all the covenants and conditions set forth therein, including, without limitation, the covenants and conditions of Section IV thereof, and has made, or caused to be made, under his supervision, a review of the transactions of the Borrower from the beginning of the accounting period covered by the financial statements being delivered herewith through the date hereof;

     (4) The Borrower is in compliance with all covenants, terms and conditions of the Credit Agreement and no Event of Default under the Credit Agreement and no default under any other agreement to which the Borrower is a party or by which it is bound, or by which any of its properties or assets, taken as a whole, may be materially affected, exists; and

     (5) The representations and warranties of the Borrower contained in the Credit Agreement are true and with the same effect as though such representations and warranties were made on the date hereof, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a material adverse effect on the business, operations or financial conditions of the Borrower.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the __day of ______, 2001.


                                           --------------------------------
                                           Print Name:
                                           Print Title:  Chief Financial Officer

                                 SCHEDULE III(i)


                                 Permitted Liens

                                 SCHEDULE III(o)


                         Judgments, Actions, Proceedings

                                 SCHEDULE III(r)


                                Name Change, etc.

                                 SCHEDULE III(v)


                           Indebtedness to Affiliates